Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of September 3, 2021 (this “Amendment”), to the Credit Agreement, dated as of June 11, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among PAYCOR, INC., a Delaware corporation (the “Borrower”), PRIDE GUARANTOR, INC., a Delaware corporation (“Holdings”), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”) and each lender from time to time party thereto, by and among the Borrower, Holdings, the other Loan Parties, each Additional Lender party hereto, the L/C Issuer, the Swing Line Lender and the Administrative Agent. Terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower has requested the issuance of Incremental Revolving Commitments (the “Incremental Revolving Commitments”) in the form of a Revolving Credit Commitment Increase pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement; and

WHEREAS, each Additional Lender identified on Schedule 1 hereto has agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Credit Commitment Increase in the amount set forth opposite such Additional Lender’s name on Schedule 1 hereto (and the total amount of Revolving Credit Commitment Increase made pursuant to this Amendment shall be $100,000,000); and

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, only the consent of the Administrative Agent, L/C Issuer and Swing Line Lender (in addition to the Borrower and each Additional Lender) is required to enter into this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Incremental Amendment; Incremental Revolving Commitments

Section 1.1.    This Amendment is an Incremental Facility Amendment referred to in Section 2.14(d) of the Credit Agreement and is being incurred in reliance on Section 2.14 of the Credit Agreement. The Borrower and the Additional Lenders hereby agree that, subject to the satisfaction of the conditions in Article III hereof, on the Amendment No. 1 Effective Date (as defined below), the Revolving Credit Commitment Increase of the Additional Lenders shall become effective and the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 2.01 hereto (and such Schedule 2.01 shall amend, restate and supersede Schedule 2.01 to the Credit Agreement with respect to Revolving Credit Commitments). The Incremental Revolving Commitments shall constitute Revolving Credit Commitments and a Revolving Credit Commitment Increase under the Amended Credit Agreement and any loans under the Incremental Revolving Commitments shall constitute Revolving Credit Loans under the Amended Credit Agreement.

Section 1.2.    Subject to the satisfaction of the conditions set forth in Article III hereof, the Incremental Facility Closing Date with respect to the Revolving Credit Commitment Increase contemplated by this Amendment shall be the Amendment No. 1 Effective Date.

ARTICLE II

Amendments to Credit Agreement

Section 2.1.    Effective as of the Amendment No. 1 Effective Date, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)    The cover page of the Credit Agreement is hereby amended by adding the following words at the top right corner under the words “EXECUTION VERSION”:

Deal CUSIP: 70435QAA8

Facility CUSIP: 70435QAB6

(b)    The definition of “Consolidated Total Debt” is amended and restated in its entirety as follows:

“Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any Permitted Acquisition), consisting of Indebtedness for borrowed money, Capitalized Lease Obligations, Disqualified Equity Interests, earn-out obligations that are due and payable and are reflected as liabilities on the balance sheet of the Borrower and its Subsidiaries in accordance with GAAP and are not paid within ten (10) Business Days of the date due and debt obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments minus (b) the aggregate amount of unrestricted cash and Cash Equivalents held in United States deposit accounts or securities accounts (i) subject to deposit account control agreements or securities account control agreements (within the time period as set forth in Section 6.12(b)), respectively, in favor of the Collateral Agent or (ii) maintained with a Revolving Credit Lender or a depositary bank Affiliate thereof (in each case of clauses (i) and (ii), free and clear of all Liens other than any nonconsensual Lien that are permitted under the Loan Documents and Liens of the Collateral Agent) and, in each case of clauses (i) and (ii), included in the consolidated balance sheet of the Borrower and its Subsidiaries as of such date, which aggregate amount of cash and Cash Equivalents shall be determined without giving pro forma effect to the proceeds of Indebtedness incurred on any date of determination thereof; provided that Consolidated Total Debt shall not include (x) letters of credit and banker’s acceptances, except to the extent of any unreimbursed amounts thereunder, (y) obligations under Swap Contracts entered into in the ordinary course of business and not for speculative purposes and (z) Indebtedness in respect of any Permitted Receivables Financing.

(c)    The definition of “Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate the final sentence thereof in its entirety to read as follows: “The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $200,000,000 on the Amendment No. 1 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(d)    Section 6.02 of the Credit Agreement is hereby amended to add a reference to “Section 6.02(b)” in between the references to “Section 6.02(a)” and “Section 6.02(c)” in the paragraph immediately following Section 6.02(f).

(e)    Section 6.12(c) is hereby amended and restated in its entirety as follows:

Within the time periods specified on Schedule 6.12 hereto (as each may be extended by the Administrative Agent in its reasonable discretion), complete such undertakings as are set forth on Schedule 6.12 hereto; provided that, notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Loan Party shall be required to maintain or implement a control agreement with respect to any deposit account or securities account held with a Revolving Credit Lender or a depositary bank Affiliate thereof.

(f)    Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 to this Amendment.

ARTICLE III

Conditions to Effectiveness

Section 3.1.    Effective Date. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:

(a)    The Administrative Agent shall have received:

(i)    counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each other Loan Party, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each Additional Lender party hereto;

(ii)    an officer’s certificate of the Loan Parties, certifying as to (A) copies of Organization Documents of the Loan Parties (or that there has been no change to the applicable Organization Documents since the Closing Date, (B) resolutions or other action of the Loan Parties, (C) incumbency certificates (or that there has been no change to the incumbency since the Closing Date) and (D) certificates of good standing (or equivalent) of the Loan Parties in their jurisdiction of organization or formation; and

(iii)    an opinion from Kirkland & Ellis LLP, counsel to the Loan Parties, in form and substance substantially similar to such opinion delivered on the Closing Date (or otherwise reasonably satisfactory to the Administrative Agent).

(b)    At the time of and immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing.

(c)    The representations and warranties in Article IV of this Amendment shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on and as of the Amendment No. 1 Effective Date or such earlier date, as the case may be.

(d)    The Borrower shall have paid an upfront fee equal to 0.10% of the Incremental Revolving Commitments of each Additional Lender to the Administrative Agent, for the account of each Additional Lender, and all other fees and reasonable out-of-pocket costs and expenses of the Administrative Agent and the Additional Lenders (including the reasonable expenses of counsel to the Administrative Agent and the Additional Lenders) for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 1 Effective Date.

Section 3.2.    Notification. This Amendment constitutes notice (a) by the Borrower to the Administrative Agent and (b) by the Administrative Agent to the Lenders, in each case as required by Sections 2.14(a) and 2.14(d) of the Credit Agreement.

ARTICLE IV

Representation and Warranties

Section 4.1.    Each Loan Party has all requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Amended Credit Agreement. The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of this Amendment and the Amended Credit Agreement and the consummation of the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or require any payment to be made under (A) any Contractual Obligation exceeding the Threshold Amount to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, (iii) result in the creation of any Lien (other than under the Loan Documents) or (iv) violate any material Law; except (in the case of clauses (b)(ii) and (b)(iv)), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.2.    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution or delivery by any Loan Party of this Amendment, the performance by or enforcement against any Loan Party of this Amendment or the Amended Credit Agreement or for the consummation of the transactions contemplated hereby and thereby, (b) the reaffirmation of the grant by any Loan Party of the Liens granted pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.3.    This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Section 4.4.    Immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on and as of the Amendment No. 1 Effective Date or such earlier date, as the case may be.

Section 4.5.    At the time of and immediately after giving effect to this Amendment, Holdings and its Subsidiaries, on a consolidated basis, are Solvent.

Section 4.6.    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE V

Miscellaneous

Section 5.1.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

Section 5.2.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

Section 5.3.    WAIVER OF RIGHT TO TRIAL BY JURY. Section 10.15 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis.

Section 5.4.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 5.5.    Costs and Expenses. Subject to the limitations set forth in Section 10.04 of the Amended Credit Agreement, the Borrower agree to pay all reasonable and documented or invoiced out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including all Attorney Costs of Latham & Watkins LLP.

Section 5.6.    Effect of Amendment. On and after the Amendment No. 1 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Amended Credit Agreement. As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each reference to a “Lender” or “Lenders” or “Revolving Credit Lender” or “Secured Party” or any similar term in the Credit Agreement or the other Loan Documents shall be deemed to include each Additional Lender. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 1 Effective Date or any other Loan Document in similar or different circumstances. Except as expressly amended hereby or specifically waived above, (i) all of the terms and provisions of the Amended Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, and (ii) nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Amended Credit Agreement or any other Loan Document, which obligations shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by any instruments executed in connection herewith or therewith. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 5.7.    Reaffirmation. Without limiting its obligations under or the provisions of the Amended Credit Agreement and each other Loan Document, each Loan Party hereby (a) affirms and confirms its guaranty obligations under the Guaranty and its pledges, grants, indemnification obligations and other commitments and obligations under the Amended Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Amendment, (b) agrees that the Security Agreement and each other Loan Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the Amended Credit Agreement shall continue to be in full force and effect following the effectiveness of this Amendment and (c) confirms that all of the Liens and security interests created and arising under the Collateral Documents remain in full force and effect, and are not released or reduced, as collateral security for the Obligations.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

PAYCOR, INC.
as the Borrower

By:	/s/ Adam Ante
	Name:	Adam Ante
	Title:	Chief Financial Officer

PRIDE GUARANTOR, INC.,
as Holdings

By:	/s/ Adam Ante
	Name:	Adam Ante
	Title:	Chief Financial Officer

NIMBLE SOFTWARE SYSTEMS, INC.,
as a Loan Party

By:	/s/ Adam Ante
	Name:	Adam Ante
	Title:	Chief Financial Officer

NEWTON SOFTWARE, LLC,
as a Loan Party

By:	/s/ Adam Ante
	Name:	Adam Ante
	Title:	Chief Financial Officer

PAYCOR INSURANCE AGENCY, LLC
as a Loan Party

By:	/s/ Adam Ante
	Name:	Adam Ante
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ David Beckett
	Name:	David Beckett
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer and Swing Line Lender

By:	/s/ David Beckett
	Name:	David Beckett
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as an Additional Lender

By:	/s/ David Beckett
	Name:	David Beckett
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as an Additional Lender

By:	/s/ William Keehn
	Name:	William Keehn
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC,
as an Additional Lender

By:	/s/ Kevin Raisch
	Name:	Kevin Raisch
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as an Additional Lender

By:	/s/ Vidita J. Shah
	Name:	Vidita J. Shah
	Title:	Vice President